Exhibit 10.28

THIRD AMENDMENT TO

CREDIT AGREEMENT

Dated as of January 22, 2010

This THIRD AMENDMENT TO CREDIT AGREEMENT (together with the Annex hereto, this “Amendment”) is among Gentiva Health Services, Inc., a Delaware corporation (the “Borrower”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

A. The Borrower, the Lenders, the Administrative Agent and Lehman Brothers Inc., as Sole Lead Arranger, entered into a Credit Agreement, dated as of February 28, 2006 (as amended, restated, modified or supplemented prior to the date hereof, and together with all annexes, exhibits and schedules thereto, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

B. The Borrower desires to amend the Credit Agreement to permit the sale of certain assets related to durable medical equipment and infusion business as further set forth herein, to modify limits on Permitted Acquisitions and to provide for the non-pro-rata reduction of the Revolving Credit Commitment of Lehman Commercial Paper Inc. (“Lehman”).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of the Loan Parties set forth herein, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definition in appropriate alphabetical order:

“Durable Medical Equipment and Infusion Business Disposition”: the Disposition by Healthfield, Inc., Healthfield of Tennessee, Inc., Mid-South Home Care Services, Inc., Total Care Services, Inc., Chattahoochee Valley Home Care Services, Inc., Mid-South Home Care Services, LLC and Quality Managed Care, Inc. of certain assets relating to durable medical equipment, respiratory therapy and infusion business more specifically listed on Annex 2 to the Third Amendment for an aggregate consideration of approximately $14,000,000.

“Third Amendment”: the Third Amendment to this Agreement, dated as of January 22, 2010.

“Third Amendment Effective Date”: the date the Third Amendment became effective pursuant to its terms, which date is January 22, 2010, with respect to the amendments contained in Section 1 of the Third Amendment, and January 25, 2010 (or such later date as the written consent of each Revolving Credit Lender is obtained), with respect to the agreements set forth in Section 2 of the Third Amendment.

(b) Section 2.12(b) of the Credit Agreement is hereby amended by restating the second proviso set forth therein as follows:

“provided further, that no Reinvestment Notice may be delivered in respect of the Net Cash Proceeds from the Durable Medical Equipment and Infusion Business Disposition that are required to be applied to prepay the Term Loans pursuant to Section 7.5(j).”

(c) Section 7.5 of the Credit Agreement is hereby amended (i) to delete “and” at the end of clause (h) thereof, (ii) to replace the “.” at the end of clause (i) thereof with “; and” and (iii) to insert the following new clause (j):

“(j) the Durable Medical Equipment and Infusion Business Disposition; provided that not less than $5,000,000 of the Net Cash Proceeds therefrom are applied to repay the Term Loans on the date of receipt by the Borrower of such Net Cash Proceeds pursuant to Section 2.12(b).”

(d) Section 7.5(e) of the Credit Agreement is hereby amended by inserting the words “and 7.5(j)” after the words “other than those assets described in Section 7.5(i)”.

(e) Section 7.8(h)(vi) of the Credit Agreement is hereby amended by replacing the phrase “does not exceed $200,000,000 in the aggregate for the term of this Agreement” with the phrase “does not exceed $200,000,000 in the aggregate from the Third Amendment Effective Date through the end of the term of this Agreement”.

2. Commitment Termination and Release.

(a) Each of the Borrower, the Required Lenders, the Issuing Lenders and Lehman hereby agrees that on the Amendment Effective Date, the aggregate outstanding and unfunded Revolving Credit Commitments of Lehman shall be reduced to zero ($0.00) and Lehman shall cease to be a L/C Participant. Concurrently with any subsequent payment of principal or interest or fees to the Lenders with respect to any period before the foregoing termination of Revolving Credit Commitments, the Borrower shall pay to Lehman its ratable share (based on its Revolving Credit Commitments before giving effect to such termination) of such interest or fees, as applicable. From and after the Amendment Effective Date, Lehman shall have no further obligation to fund any amount or extend any credit under the Loan Documents. Concurrently with the termination of such Revolving Credit Commitments, each Revolving Credit Lender agrees, in its capacity as a L/C Participant, that its obligations under Section 3.4 of the Credit Agreement with respect to any Letter of Credit issued and outstanding as of the Amendment Effective Date shall be reallocated to reflect such L/C Participant’s Revolving Credit Percentage after giving effect to such termination.

(b) Each of the Borrower, the Loan Parties and the Administrative Agent hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman solely in its capacity as a Revolving Credit Lender or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors or assigns (in each case, related to Lehman in its capacity as a Revolving Credit Lender) (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents (collectively, the “Claims”). Each of the Borrower, the Loan Parties and the Administrative Agent further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or

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other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from exercising any right or recoupment of setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. Each of the Released Parties shall be a third party beneficiary of this Section 2.

3. Release of Security Interest.

Upon the terms and subject to the conditions set forth herein and in reliance on the representations and warranties of the Loan Parties set forth herein and the terms and conditions of the Credit Agreement as amended hereby, the Administrative Agent hereby agrees, upon the consummation of the Durable Medical Equipment and Infusion Business Disposition, to execute and deliver to the applicable Guarantors such releases or other documents reasonably necessary for the release of the security interest granted to the Administrative Agent in the assets being disposed of in the Durable Medical Equipment and Infusion Business Disposition pursuant to Section 8.15(b) of the Guarantee and Collateral Agreement.

4. Conditions to Effectiveness.

The effectiveness of the amendment contained in Section 1 hereof and the agreements set forth in Section 2 hereof are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions have been satisfied being referred to herein as the “Amendment Effective Date”):

(a) the Administrative Agent shall have received (i) signed written authorization from the Required Lenders and solely with respect to the effectiveness of the agreements set forth in Section 2 hereof, each of the Revolving Credit Lenders and the Issuing Lenders, to execute this Amendment on behalf of such Lenders, (ii) counterparts of this Amendment signed by each of the Borrower and the Administrative Agent, and (iii) counterparts of the consent of the Guarantors attached hereto as Annex 1 (the “Consent”) executed by each of the Guarantors;

(b) each of the representations and warranties in Section 5 below shall be true and correct in all material respects on and as of the Amendment Effective Date;

(c) the Administrative Agent shall have received payment in immediately available funds of (i) those fees previously agreed to by the parties hereto in connection with this Amendment, and (ii) all expenses incurred by the Administrative Agent (including, without limitation, legal fees) reimbursable under the Credit Agreement and for which invoices have been presented;

(d) in consideration of this Amendment, the Administrative Agent shall have received payment in immediately available funds from the Borrower, for the account of each Lender that executed and returned to the Administrative Agent its consent no later than 3:00 p.m. (New York time) on January 21, 2010, and any Revolving Credit Lender that has (by such time) indicated its agreement to so execute and return its consent by January 25, 2010, a fee equal to 0.15% of such Lender’s Aggregate Exposure; and

(e) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

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5. Representations and Warranties. The Borrower represents and warrants jointly and severally to the Administrative Agent and the Lenders as follows:

(a) Authority. The Borrower has the requisite corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as amended hereby). Each of the Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. The execution, delivery and performance by the Borrower of this Amendment and by the Guarantors of the Consent, and the performance by the Borrower and each Guarantor of the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party, in each case, have been authorized by all necessary corporate or other organizational action of such Person, and no other corporate or other organizational proceedings on the part of each such Person is necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered on behalf of the Borrower. The Consent has been duly executed and delivered by each of the Guarantors. Each of this Amendment, the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents, (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Consent or the performance of the Credit Agreement (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien on any of the Collateral or its ability to realize thereon. This Amendment is effective to amend the Credit Agreement as provided therein.

(c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d) No Conflicts. Neither the execution and delivery of this Amendment or the Consent, nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or of the Credit Agreement (as amended hereby) by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or Contractual Obligation (including, without limitation, Regulation U), except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect or (c) result in or require the creation of any Lien (other than those permitted by the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

(e) No Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

6. Reference to and Effect on Credit Agreement.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

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(b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

GENTIVA HEALTH SERVICES, INC.

By:	/s/ John R. Potapchuk
Name: John R. Potapchuk Title: Executive Vice President and Chief Financial Officer

(Signature Page to Third Amendment)

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:	/s/ Frank P. Turner
Name: Frank P. Turner Title: Authorized Signatory

(Signature Page to Third Amendment)

Annex 1

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under each of the Loan Documents executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 22nd day of January 2010.

GRANTORS:

COMMONWEALTH HOME CARE, INC.

GENTIVA CERTIFIED HEALTHCARE CORP.

GENTIVA HEALTH SERVICES (CERTIFIED), INC.

GENTIVA HEALTH SERVICES HOLDING CORP.

GENTIVA HEALTH SERVICES (USA) INC.

GENTIVA REHAB WITHOUT WALLS, LLC

GENTIVA SERVICES OF NEW YORK, INC.

THE I.V. CLINIC, INC.

THE I.V. CLINIC II, INC.

THE I.V. CLINIC III, INC.

KIMBERLY HOME HEALTH CARE, INC.

NEW YORK HEALTHCARE SERVICES, INC.

OHS SERVICE CORP.

PARTNERSFIRST MANAGEMENT, INC.

QC-MEDI NEW YORK, INC.

QUALITY CARE - USA, INC.

QUALITY MANAGED CARE, INC.

QUANTUM CARE NETWORK, INC.

QUANTUM HEALTH RESOURCES, INC.

THE HEALTHFIELD GROUP, INC.

HEALTHFIELD OPERATING GROUP, INC.

HEALTHFIELD, INC.

CHATTAHOOCHEE VALLEY HOME CARE SERVICES, INC.

CHATTAHOOCHEE VALLEY HOME HEALTH, INC.

CHMG ACQUISITION CORP.

ACCESS HOME HEALTH OF FLORIDA, INC.

CAPITAL CARE RESOURCES, INC.

CAPITAL HEALTH MANAGEMENT GROUP, INC.

ACCESS HOME HEALTH OF FLORIDA, INC.

CAPITAL CARE RESOURCES, INC.

CAPITAL CARERESOURCES OF SOUTH CAROLINA, INC.

Executing this Agreement as EVP & CFO of each of the foregoing persons on behalf of and so as to bind the persons named above under the caption “Grantors”

By:	/s/ John R. Potapchuk
Name: John R. Potapchuk
Title: Executive Vice President and Chief Financial Officer

(Signature Page to Consent)

GRANTORS:

CHMG OF ATLANTA, INC.

CHMG OF COLUMBUS, INC.

CHMG OF GRIFFIN, INC.

EASTERN CAROLINA HOME HEALTH AGENCY, INC.

ECT, INC.

HOME HEALTH CARE OF CARTERET COUNTY, INC.

TAR HEEL HEALTH CARE SERVICES, INC.

TAR HEEL STAFFING, INC.

HEALTHFIELD CARE AT HOME, INC.

HEALTHFIELD HOME HEALTH, INC.

HEALTHFIELD HOME HEALTH OF NORTH GEORGIA, INC.

HEALTHFIELD HOME HEALTH OF ATHENS, INC.

HEALTHFIELD HOME HEALTH OF AUGUSTA, INC.

HEALTHFIELD HOSPICE SERVICES, INC.

HEALTHFIELD OF SOUTHWEST GEORGIA, INC.

HEALTHFIELD OF STATESBORO, INC.

HEALTHFIELD OF TENNESSEE, INC.

HEALTHFIELD SERVICES OF TENNESSEE, INC.

MID-SOUTH HOME CARE SERVICES, INC.

MID-SOUTH HOME HEALTH AGENCY, INC.

MID-SOUTH HOME HEALTH OF GADSDEN, INC.

TOTAL CARE HOME HEALTH OF LOUISBURG, INC.

TOTAL CARE HOME HEALTH OF NORTH CAROLINA, INC.

TOTAL CARE HOME HEALTH OF SOUTH CAROLINA, INC.

TOTAL CARE SERVICES, INC.

WIREGRASS HOSPICE CARE, INC.

HORIZON HEALTH NETWORK LLC

MID-SOUTH HOME HEALTH AGENCY, LLC

MID-SOUTH HOME CARE SERVICES, LLC

WIREGRASS HOSPICE LLC

WIREGRASS HOSPICE OF SOUTH CAROLINA, LLC

THE HUG CENTER OF ATLANTA, INC.

HEALTHFIELD REHAB, INC.

MID-SOUTH CARE SERVICES, INC.

Executing this Agreement as EVP & CFO of each of the foregoing persons on behalf of and so as to bind the persons named above under the caption “Grantors”

By:	/s/ John R. Potapchuk
Name: John R. Potapchuk
Title: Executive Vice President and Chief Financial Officer

(Signature Page to Consent)

GRANTORS:

HOME HEALTH CARE AFFILIATES, INC.

HOME HEALTH CARE AFFILIATES OF MISSISSIPPI, INC.

HOME HEALTH CARE AFFILIATES OF CENTRAL MISSISSIPPI, L.L.C.

GILBERT’S HOSPICE CARE, LLC

GILBERT’S HOSPICE CARE OF MISSISSIPPI, LLC

GILBERT’S HOME HEALTH AGENCY, INC.

PHHC ACQUISITION CORP.

VAN WINKLE HOME HEALTH CARE, INC.

Executing this Agreement as EVP & CFO of each of the foregoing persons on behalf of and so as to bind the persons named above under the caption “Grantors”

By:	/s/ John R. Potapchuk
Name: John R. Potapchuk
Title: Executive Vice President and Chief Financial Officer

(Signature Page to Consent)

Annex 2

List of Assets to be Sold

As set forth in the asset purchase agreement (APA) relating to the Durable Medical Equipment and Infusion Business Disposition, assets being disposed of include certain assets relating to durable medical equipment, respiratory therapy and infusion business, including but not limited to, assets such as wheelchairs, beds, CPAP machines, oxygen canisters, infusion pharmaceuticals, nutritional supplement inventory and supplies.

Annex 2